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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - January 19, 1999
                                                          ----------------

                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
                (Name of Registrant as specified in its charter)

             TEXAS                        000-22007              76-0519693
  (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                              4400 POST OAK PARKWAY
                              HOUSTON, TEXAS 77027
                                 (713) 235-8800
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

                                       N/A
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         The purpose of this Form 8-K Current Report is to file as an exhibit, a copy of the news release dated January 19, 1999 of the Company announcing the Company's operating results for the quarter and year ended December 31, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

         99.1   -  News Release dated January 19, 1999, announcing the
                     Company's operating results for the quarter and year ended December 31, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SOUTHWEST BANCORPORATION OF TEXAS, INC.

Date: January 20, 1999                 By: /s/ R. JOHN McWHORTER
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                                          R. John McWhorter
                                          Senior Vice President and Controller